Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER,

AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bradley T. Miller, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1. The accompanying amended annual report on Form 10-K/A for the fiscal year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Viisage Technology, Inc.

Date: February 14, 2006

/s/ BRADLEY T. MILLER
Bradley T. Miller Senior Vice President and Chief Financial Officer (Principal Financial Officer)

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of this report.